- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported)   FEBRUARY 27, 1995
                                                         -------------------


                               ANDOVER TOGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


               DELAWARE                        0-14674                            13-5677957
   (State or Other Jurisdiction of     (Commission File Number)   (I.R.S. Employer Identification Number)
    Incorporation or Organization)

                                 ONE PENN PLAZA
                            NEW YORK, NEW YORK 10119
              (Address of Principal Executive Offices) (Zip Code)


       Telephone Number, Including Area Code           212-244-0700
                                                    ------------------


- --------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  -   Financial statements of Dobie Industries, Inc.

                      - - Independent Auditors' Report

                      - - Statement of Net Assets in  Liquidation as of December
                          31, 1994

                      - - Balance Sheet as of January 1, 1994

                      - - Statements of Operations  for the years ended December
                          31, 1994 and January 1, 1994

                      - - Statements of Shareholders' Equity for the years ended
                          December 31, 1994 and January 1, 1994

                      - - Statements of Cash Flows for the years ended  December
                          31, 1994 and January 1, 1994

                      - - Notes to  Financial  Statements  for the  years  ended
                          December 31, 1994 and January 1, 1994

                      - - Independent Auditors' Report

                      - - Balance  Sheets as of January 1, 1994 and December 26,
                          1992

                      - - Statements of  Operations  for the years ended January
                          1, 1994 and December 26, 1992

                      - - Statements of Shareholders' Equity for the years ended
                          January 1, 1994 and December 26, 1992

                      - - Statements  of Cash Flows for the years ended  January
                          1, 1994 and December 26, 1992

                      - - Notes to  Financial  Statements  for the  years  ended
                          January 1, 1994 and December 26, 1992


         (b)      Pro Forma Financial Information.

                  - Pro Forma Consolidated Condensed Financial Statements of Andover Togs, Inc. ("Andover") and Dobie Industries, Inc. ("Dobie").

                      - - Unaudited Pro Forma Financial Information

                      - - Unaudited  Pro Forma  Consolidated  Condensed  Balance
                          Sheet as of November 30, 1994 (Andover) and December 31, 1994 (Dobie)

                      - - Unaudited  Pro  Forma  Consolidated  Condensed  Income
                          Statement  for   the  year  ended  November  30,  1994
                          (Andover) and December 31, 1994 (Dobie)

                      - - Notes to Unaudited  Pro Forma  Consolidated  Condensed
                          Financial Statements

         (c)      EXHIBITS

     2(a) Asset Purchase Agreement dated February 14, 1995 among Dobie Industries, Inc., Dobie Apparel Group, Inc. and Andover Togs, Inc., incorporated by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1994 (the "1994 10-K").

     4(a) Common Stock Purchase Warrant, dated February 27, 1995, issued to Dobie Industries, Inc. in respect of 50,000 shares of Common Stock, incorporated by reference to Exhibit 4(d) to the 1994 10-K.

     4(b)         Registration  Rights  Agreement,   dated  February  27,  1995,
                  between  Andover  Togs,  Inc.  and  Dobie  Industries,   Inc.,
                  incorporated by reference to Exhibit 4(c) to the 1994 10-K.

     *23          Consent of BDO Seidman

- --------

     * filed herewith.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ANDOVER TOGS, INC.
                                        (Registrant)


May 12, 1995                            By: /s/ Alan Kanis
                                            ------------------------------------
                                            Alan Kanis, Treasurer and
                                              Chief Financial Officer

                                                          DOBIE INDUSTRIES, INC.





                                                            FINANCIAL STATEMENTS
                               YEARS ENDED DECEMBER 31, 1994 AND JANUARY 1, 1994

                                                          DOBIE INDUSTRIES, INC.


                                                                        CONTENTS





INDEPENDENT AUDITORS' REPORT                                               3-4

FINANCIAL  STATEMENTS:
  Statement  of net  assets in  liquidation                                  5
  Balance sheet                                                              6
  Statements of operations                                                   7
  Statements of  shareholders'  equity                                       8
  Statements of cash flows                                                   9
  Notes to financial statements                                          10-18


INDEPENDENT AUDITORS' REPORT


Dobie Industries, Inc.
New York, New York

We have audited the accompanying statement of net assets in liquidation of Dobie Industries, Inc. as of December 31, 1994. We have also audited the balance sheet of Dobie Industries, Inc. as of January 1, 1994, and the related statements of operations, shareholders' equity, and cash flows for the years ended January 1, 1994 and December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1(a) to the financial statements, the Company filed a petition for reorganization under Chapter 11 of the Federal Bankruptcy Code on February 15, 1995. The Company has also entered an agreement, which was approved by the bankruptcy court, to sell its inventory, unfulfilled customer orders, trade name and other trademarks, its rights under a lease for a manufacturing facility and the fixed assets located therein, and certain other assets of the Company. The Company intends to commence a process of liquidating the remaining net assets of the Company. Since, as of December 31, 1994, liquidation was imminent, the Company changed its basis of accounting as of and for periods subsequent to that date from the going concern basis to the liquidation basis.

In our opinion, the financial statements referred to above present fairly, in all material respects, the statement of net assets in liquidation as of December 31, 1994, the financial position of Dobie Industries, Inc. as of January 1, 1994, and the results of its operations and its cash flows for the years ended January 1, 1994 and December 31, 1994 in conformity with generally accepted accounting principles applied on the bases of accounting described in the preceding paragraph.

As discussed in Note 1(a) to the financial statements, it is not presently determinable whether the amounts realizable from the disposition of remaining assets or the amounts that creditors agree to accept in settlement of liabilities will differ materially from the amounts shown in the accompanying financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ BDO SEIDMAN
Certified Public Accountants




New York, NY
January 20, 1995, except for Note 1(a)
   which is dated February 22, 1995

                                                          DOBIE INDUSTRIES, INC.

                                          STATEMENT OF NET ASSETS IN LIQUIDATION
                                                                  (IN THOUSANDS)
                                                                     (NOTE 1(a))
- --------------------------------------------------------------------------------
December 31, 1994
- --------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents (Note 1(f))                                     $  299
Receivable from factor (Note 2)                                             -
Inventories (Notes 1(c), 3 and 5)                                          4,517
Recoverable income taxes                                                     249
Prepaid expenses and other current assets                                    339
Property, plant and equipment - net (Notes 1(d), 4 and 5)                    922
- --------------------------------------------------------------------------------
        TOTAL ASSETS                                                       6,326
- --------------------------------------------------------------------------------
LESS LIABILITIES:
   Accounts payable                                                        1,408
   Notes payable (Note 5)                                                    875
   Payable to factor (Note 2)                                              3,091
   Accrued expenses and other current liabilities                            631
   Deferred income taxes (Note 6)                                           -
- --------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                  6,005
COMMITMENTS AND CONTINGENCIES (NOTE 7)
- --------------------------------------------------------------------------------
NET ASSETS IN LIQUIDATION                                                 $  321
- --------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.
                                                                               5

- --------------------------------------------------------------------------------
                                                          DOBIE INDUSTRIES, INC.

                                                                   BALANCE SHEET
                                                (IN THOUSANDS, EXCEPT PAR VALUE)
- -------------------------------------------------------------------------------
January 1, 1994
- --------------------------------------------------------------------------------

ASSETS
CURRENT:
   Cash and cash equivalents (Note 1(f))                                $ 1,217
   Receivable from factor (Note 2)                                          394
   Inventories (Notes 1(c), 3 and 5)                                      5,340
   Recoverable income taxes                                                 226
   Prepaid expenses and other current assets                                120
- --------------------------------------------------------------------------------
        TOTAL CURRENT ASSETS                                              7,297
PROPERTY, PLANT AND EQUIPMENT - NET
   (NOTES 1(d), 4 AND 5)                                                    902
OTHER ASSETS                                                                 30
- --------------------------------------------------------------------------------
                                                                        $ 8,229
- --------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                     $ 1,171
   Current maturities of long-term debt (Note 5)                            360
   Payable to factor (Note 2)                                                -
   Accrued expenses and other current liabilities                         1,490
   Deferred income taxes (Note 6)                                         1,100
- --------------------------------------------------------------------------------
        TOTAL CURRENT LIABILITIES                                         4,121
- --------------------------------------------------------------------------------
LONG-TERM DEBT (NOTE 5)                                                     875
- --------------------------------------------------------------------------------
COMMITMENTS (NOTE 7)
SHAREHOLDERS' EQUITY (NOTES 1(b) AND 9):
   Common stock, $.01 par value - shares authorized
      10,000; issued and outstanding 2,000 and 500                           20
   Additional paid-in capital                                             3,410
   Deficit                                                                 (197)
- --------------------------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                                         3,233
- --------------------------------------------------------------------------------
                                                                        $ 8,229
- --------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                                        STATEMENTS OF OPERATIONS
                                                                  (IN THOUSANDS)

Year ended                                                                                 DECEMBER 31, 1994        January 1, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
NET SALES (NOTE 8)                                                                                  $ 32,856               $ 48,069
COST OF GOODS SOLD                                                                                    30,471                 37,580
- ------------------------------------------------------------------------------------------------------------------------------------
        GROSS PROFIT                                                                                   2,385                 10,489
- ------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
   Selling, design, warehouse, general and administrative                                              6,019                  8,272
   Amortization of excess of fair value of net assets
      acquired over purchase price                                                                      -                       (91)
- ------------------------------------------------------------------------------------------------------------------------------------
        TOTAL OPERATING EXPENSES                                                                       6,019                  8,181
- ------------------------------------------------------------------------------------------------------------------------------------
        OPERATING INCOME (LOSS)                                                                       (3,634)                 2,308
- ------------------------------------------------------------------------------------------------------------------------------------
NONOPERATING CHARGES:
   Interest expense                                                                                      713                    657
   Nonrecurring charges (Note 10)                                                                       -                       670
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         713                  1,327
- ------------------------------------------------------------------------------------------------------------------------------------
        INCOME (LOSS) BEFORE PROVISION (CREDIT) FOR
           INCOME TAXES                                                                               (4,347)                   981
- ------------------------------------------------------------------------------------------------------------------------------------
PROVISION (CREDIT) FOR INCOME TAXES (NOTE 6):
   Provision (credit) for income taxes                                                                (1,435)                   403
   Provision for change in tax status                                                                   -                     1,100
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      (1,435)                 1,503
- ------------------------------------------------------------------------------------------------------------------------------------
NET LOSS                                                                                            $ (2,912)              $   (522)
- ------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                              STATEMENTS OF SHAREHOLDERS' EQUITY
                                                                  (IN THOUSANDS)

Years ended December 31, 1994 and January 1, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                              Additional           Retained               Total
                                                           Common              paid-in             earnings           shareholders'
                                                            stock              capital             (deficit)             equity
- ------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 26, 1992                                $     5              $   495                $   755             $ 1,255
Year ended January 1, 1994:
   Sale of common stock (net of expense of
      $500, including $265 paid to a related
      party) (Note 1(a))                                       15                2,485                     -                2,500
   Net loss                                                    -                    -                    (522)               (522)
   Transfer of undistributed S corporation
      earnings                                                 -                   430                   (430)                 -
- ------------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1994                                       20                3,410                   (197)              3,233
Year ended December 31, 1994:
   Net loss                                                    -                    -                  (2,912)             (2,912)
- ------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1994                                $    20              $ 3,410                $(3,109)            $   321
- ------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                                        STATEMENTS OF CASH FLOWS
                                                                  (IN THOUSANDS)

Year ended                                                                            DECEMBER 31, 1994  January 1, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                                    $(2,912)       $  (522)
- ------------------------------------------------------------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net cash used in
      operating activities:
        Amortization of excess of fair value of net assets
           acquired over purchase price                                                           -               (91)
        Depreciation and amortization                                                              103            106
        Amortization of deferred costs                                                              27              9
        Deferred income taxes                                                                   (1,100)         1,100
        Decrease (increase) in:
           Inventories                                                                             823            667
           Prepaid income taxes                                                                    (23)          (226)
           Prepaid expenses and other current assets                                              (217)           (24)
        Increase (decrease) in:
           Accounts payable                                                                        237         (2,209)
           Accrued expenses and other current liabilities                                         (859)           562
- ------------------------------------------------------------------------------------------------------------------------------------
              TOTAL ADJUSTMENTS                                                                 (1,009)          (106)
- ------------------------------------------------------------------------------------------------------------------------------------
              NET CASH USED IN OPERATING ACTIVITIES                                             (3,921)          (628)
- ------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                                           (122)          (349)
- ------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Decrease in receivable from factor                                                            3,485             54
   Payment of long-term debt                                                                      (360)          (360)
   Sale of common stock, net of expenses                                                          -             2,500
- ------------------------------------------------------------------------------------------------------------------------------------
              NET CASH PROVIDED BY FINANCING ACTIVITIES                                          3,125          2,194
- ------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              (918)         1,217
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                     1,217           -
- ------------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                         $   299        $ 1,217
- ------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL  DISCLOSURES  OF CASH FLOW  INFORMATION:
 Cash paid during the year for:
      Interest                                                                                 $  713         $   657
- ------------------------------------------------------------------------------------------------------------------------------------
      Income taxes                                                                             $   -          $   610
- ------------------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS


      1.  SUMMARY OF                    (a)    Organization, Other Matters and
          ACCOUNTING POLICIES                  Basis of Presentation

                                               A   newly-formed    company   was
                                               incorporated  in the State of New
                                               York on April 8, 1988.  On May 2,
                                               1988,   this   company   acquired
                                               certain     assets    of    Dobie
                                               Originals,  a division of Cluett,
                                               Peabody & Co. Inc. ("Cluett"). On
                                               June  5,   1989,   such   company
                                               changed   its   name   to   Dobie
                                               Industries, Inc. (the "Company").

                                               The acquisition was accounted for
                                               as a purchase  under APB  Opinion
                                               No. 16. The fair market  value of
                                               net assets  acquired in excess of
                                               the purchase  price  ($5,562,000)
                                               reduced   property,   plant   and
                                               equipment   in  the   amount   of
                                               $4,201,000,   with  the   balance
                                               ($1,361,000)   reflected   as   a
                                               deferred  credit,   amortized  to
                                               income over 5 years through April
                                               1993.

                                               On  February  18,   1993,   Dobie
                                               Apparel     Group,     Inc.,    a
                                               newly-formed    holding   company
                                               owned   by   unrelated   parties,
                                               purchased  newly issued shares of
                                               common  stock of the  Company for
                                               $3,000,000.  As a  result  of the
                                               purchase,  Dobie  Apparel  Group,
                                               Inc.  became  a 75%  owner of the
                                               Company.

                                               On   February   15,   1995,   the
                                               Company  filed   a   petition for
                                               reorganization  under  Chapter 11
                                               of the Federal  Bankruptcy  Code.
                                               The Company  has also  entered an
                                               agreement,  which was approved by
                                               the bankruptcy court, to sell its
                                               inventory,  unfulfilled  customer
                                               orders,   trade  name  and  other
                                               trademarks,  its  rights  under a
                                               lease    for   a    manufacturing
                                               facility  and  the  fixed  assets
                                               located   therein,   and  certain
                                               other assets of the Company.  The
                                               purchase  price of the  inventory
                                               is based on the  lower of cost or
                                               market value, consistent with the
                                               valuation  at December  31, 1994.
                                               The Company intends to commence a
                                               process   of   liquidating    the
                                               remaining   net   assets  of  the
                                               Company.  Since,  as of  December
                                               31,   1994,    liquidation    was
                                               imminent, the Company changed its
                                               basis of accounting as of and for
                                               periods  subsequent  to that date
                                               from the going  concern  basis to
                                               the   liquidation    basis.   The
                                               liquidation  basis of  accounting
                                               presents    assets   at   amounts
                                               expected to be

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



                                               realized   in   liquidation   and
                                               liabilities  expected  to be paid
                                               to  creditors.  At  December  31,
                                               1994, the net realizable value of
                                               the   Company's   net  assets  in
                                               liquidation  was  estimated to be
                                               not less  than  historical  cost,
                                               based on appraisal values and the
                                               terms  of  the  agreement   noted
                                               above. Accordingly, the statement
                                               of  net  assets  in   liquidation
                                               reflects  asset  values  at their
                                               historical  cost. Also, since the
                                               ultimate  amount  which  will  be
                                               accepted   in    settlement    of
                                               liabilities is not  determinable,
                                               such liabilities are reflected at
                                               their     historical     recorded
                                               amounts.  However,  there  are no
                                               assurances   that  the   ultimate
                                               amounts    realized    from   the
                                               disposition   of  the   remaining
                                               assets   or  the   amounts   that
                                               creditors   agree  to  accept  in
                                               settlement  of  liabilities  will
                                               not differ  materially from those
                                               reflected   in   the    financial
                                               statements.

                                        (b)    Stock Dividend

                                               On October 7, 1993,  the  Company
                                               declared  a  stock   dividend  of
                                               2,499   shares   for  each  share
                                               outstanding.  The  effect  of the
                                               dividend  has been  reflected  in
                                               the financial  statements for all
                                               periods presented.

                                        (c)    Inventory Valuation

                                               Inventories  are  valued  at  the
                                               lower of cost or market.  Cost is
                                               determined    by   the   last-in,
                                               first-out  (LIFO)  method,  which
                                               approximates     the    first-in,
                                               first-out  (FIFO)  method in both
                                               of the years presented.

                                        (d)    Property, Plant and Equipment

                                               Property, plant and equipment are
                                               stated at cost.  Depreciation and
                                               amortization  are computed on the
                                               straight-line   method  over  the
                                               estimated  useful  lives  of  the
                                               related assets.

                                        (e)    Fiscal Year

                                               The    Company     reports    its
                                               operations  on a 52-53 week year,
                                               which   ends   on  the   Saturday
                                               closest to December  31. The year
                                               ended December 31, 1994 consisted
                                               of  52  weeks.   The  year  ended
                                               January 1, 1994  consisted  of 53
                                               weeks.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



                                        (f)    Cash Flows Statements

                                               The  Company  considers  cash and
                                               cash   equivalents   to   include
                                               investments   in  highly   liquid
                                               instruments   with  an   original
                                               maturity of three months or less.

                                        (g)    Revenue Recognition

                                               Sales   are    recognized    upon
                                               shipment of products.  Allowances
                                               for    estimated    returns   are
                                               provided   for  when   sales  are
                                               recorded.

                                        (h)    Presentation of Prior Year Data

                                               Certain   reclassifications  have
                                               been made to  conform  prior year
                                               data     with     the     current
                                               presentation.

      2.  RECEIVABLE FROM                      Pursuant     to    a    factoring
          (PAYABLE TO) FACTOR                  agreement,   the  Company   sells
                                               substantially  all of  its  trade
                                               receivables without recourse,  up
                                               to    maximum    credit    limits
                                               established  by  the  factor  for
                                               each account.  Amounts subject to
                                               recourse at each fiscal  year-end
                                               were not material.

                                               The factor has advanced funds and
                                               provided   a   portion   of   the
                                               long-term    financing   to   the
                                               Company  in  connection  with its
                                               acquisition  of certain assets of
                                               Cluett (see Note 1(a)).  Interest
                                               is  charged on such  advances  at
                                               the rate of prime  plus  1.5% per
                                               annum.    The   agreement    also
                                               provides  for the  assignment  to
                                               the   factor,    as   collateral,
                                               certain assets of the Company and
                                               stockholders (see Note 5).

      3.  INVENTORIES                          Inventories    consist   of   the
                                               following:


                                                  DECEMBER 31,        January 1,
                                                     1994               1994
- --------------------------------------------------------------------------------
                                                         (in thousands)
Raw materials                                       $1,952             $2,076
Work-in-process                                      1,562                864
Finished goods                                       1,003              2,400
- --------------------------------------------------------------------------------
                                                    $4,517             $5,340
- --------------------------------------------------------------------------------


                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



      4.  PROPERTY, PLANT AND                  Major classes of property,  plant
          EQUIPMENT                            and  equipment   consist  of  the
                                               following:


                                                DECEMBER 31,        January 1,
                                                    1994               1994
- --------------------------------------------------------------------------------
                                                        (in thousands)
Land, buildings and improvements                 $  360             $  278
Machinery and equipment                             972                931
- --------------------------------------------------------------------------------
                                                  1,332              1,209
Less: Accumulated depreciation and
      amortization                                  410                307
- --------------------------------------------------------------------------------
                                                 $  922             $  902
- --------------------------------------------------------------------------------



      5.  NOTES PAYABLE                        The   Company's   term   loan  is
                                               payable    in    equal    monthly
                                               principal     installments     of
                                               $30,000,  with a final payment of
                                               $455,000 in March 1996.  The loan
                                               bears  interest at 2% above prime
                                               and  is  payable   monthly.   The
                                               agreement,  among  other  things,
                                               requires  the Company to maintain
                                               minimum levels of working capital
                                               and    net     worth    and    is
                                               collateralized    by   all    the
                                               property,  plant and equipment, a
                                               first lien of  $3,000,000  on the
                                               Company's    inventory   and   an
                                               assignment    of   certain   life
                                               insurance  policies.  At December
                                               31,  1994,  the  Company  was  in
                                               violation of its working  capital
                                               and net worth covenants.


      6.  INCOME TAXES                         Prior  to the  investment  in the
                                               Company by Dobie  Apparel  Group,
                                               Inc.,  the Company  elected to be
                                               taxed   as   an  S   corporation,
                                               whereby  the  shareholders   were
                                               required to report the  Company's
                                               taxable  income  or loss in their
                                               personal   income  tax   returns.
                                               State and local income taxes have
                                               been   provided  for  during  the
                                               periods  the  Company  was  an  S
                                               corporation where applicable.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS


                                               As a result of the  investment by
                                               Dobie Apparel Group,  Inc., the S
                                               corporation status was terminated
                                               and the  Company is  required  to
                                               file corporate tax returns as a C
                                               corporation.  Due to this  change
                                               in  tax   status,   the   Company
                                               provided  for a current  deferred
                                               tax  liability as of February 18,
                                               1993 resulting  from  differences
                                               between the tax and book bases of
                                               inventories.

                                               Effective  December 27, 1992, the
                                               Company   adopted   Statement  of
                                               Financial   Accounting  Standards
                                               ("SFAS") No. 109, "Accounting for
                                               Income   Taxes."   SFAS  No.  109
                                               requires   a   change   from  the
                                               deferred  method to the asset and
                                               liability  method  of  accounting
                                               for income taxes. The Company has
                                               retroactively  applied  SFAS  No.
                                               109   to   the    prior    period
                                               presented.   Under  this  method,
                                               deferred    income    taxes   are
                                               recognized     for     the    tax
                                               consequences     of    "temporary
                                               differences" by applying  enacted
                                               statutory tax rates applicable to
                                               future   years   to   differences
                                               between the  financial  statement
                                               carrying   amounts  and  the  tax
                                               bases  of  existing   assets  and
                                               liabilities.

                                               The  following   summarizes   the
                                               provision   (credit)  for  income
                                               taxes:


                                                DECEMBER 31,        January 1,
Year ended                                          1994               1994
- --------------------------------------------------------------------------------
                                                        (in thousands)
Current provision (credit) for income taxes:
      Federal                                      $  (338)      $338
      State and local                                    3         65
Deferred income taxes                               (1,100)        --
- --------------------------------------------------------------------------------
        Provision (credit) for income              $(1,435)      $403
           taxes
- --------------------------------------------------------------------------------


                                               Deferred income taxes result from
                                               temporary  differences  which are
                                               the result of  provisions  of the
                                               tax laws that  either  require or
                                               permit certain items of income or
                                               expense  to be  reported  for tax
                                               purposes  in  different   periods
                                               than   they  are   reported   for
                                               financial     reporting.      The
                                               following  is a  summary  of  the
                                               Company's deferred income taxes:

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS


                                               DECEMBER 31,        January 1,
                                                   1994               1994
- --------------------------------------------------------------------------------
                                                       (in thousands)
Deferred tax asset:
   Net operating loss carryforwards              $ 1,083               --
   Depreciation                                      150               231
   Accrued vacation pay                               30                85
   Valuation allowance                            (1,263)             (316)
- --------------------------------------------------------------------------------
        Net deferred tax asset                        --               --
Deferred tax liability:
   Inventory                                          --             1,100
- --------------------------------------------------------------------------------
        Net deferred income taxes                $    --           $ 1,100
- --------------------------------------------------------------------------------



                                               At December 31, 1994, the Company
                                               has    net     operating     loss
                                               carryforwards   of  approximately
                                               $3,187,000    for    income   tax
                                               purposes  that  expire  in  2009.
                                               Deferred  tax  assets   resulting
                                               from temporary  differences  have
                                               been fully  offset by a valuation
                                               allowance.

                                               The   Company's    deferred   tax
                                               liability  in 1993  related to an
                                               inventory  tax basis LIFO reserve
                                               attributable   to   its   bargain
                                               purchase of the Cluett  assets on
                                               May 2, 1988 (see Note 1(a)).

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



      7.  COMMITMENTS AND                      The  amount  that will be paid in
          CONTINGENCIES                        settlement   of   the   following
                                               commitments and  contingencies is
                                               subject   to   the    uncertainty
                                               discussed in Note 1 (a).

                                               Leases


                                               Total   minimum   annual   rental
                                               commitments primarily for office,
                                               showroom,    manufacturing    and
                                               warehouse  facilities  under  all
                                               noncancellable  operating  leases
                                               at  December   31,  1994  are  as
                                               follows:


- --------------------------------------------------------------------------------

                                                            (in thousands)
1995                                                            $  235
1996                                                               219
1997                                                               224
1998                                                               224
1999                                                               298
Thereafter                                                         739
- --------------------------------------------------------------------------------
                                                                $1,939
- --------------------------------------------------------------------------------

                                               Certain of the leases provide for
                                               renewal  options  and the payment
                                               of real  estate  taxes  and other
                                               occupancy costs.

                                               Rent  expense  was  $311,000  and
                                               $508,000   for  the  years  ended
                                               December  31, 1994 and January 1,
                                               1994, respectively.

                                               Royalties

                                               Royalty  expense was $549,000 and
                                               $1,809,000  for the  years  ended
                                               December  31, 1994 and January 1,
                                               1994, respectively.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



                                               Stock Option Plan


                                               On October 5, 1993,  the Board of
                                               Directors of the Company adopted,
                                               and  the  shareholders  approved,
                                               the Stock Option Plan (the "Stock
                                               Option  Plan").  The Stock Option
                                               Plan  provides  for the  grant of
                                               Stock   Options  (each  a  "Stock
                                               Option")  exercisable to purchase
                                               an  aggregate  of up  to  300,000
                                               common  shares.  The Stock Option
                                               Plan is  designed  to  provide an
                                               incentive   to   the    officers,
                                               directors    and    certain   key
                                               employees   of  the   Company  by
                                               making   available   to  them  an
                                               opportunity    to    acquire    a
                                               proprietary    interest   or   to
                                               increase    their     proprietary
                                               interest  in  the  Company.   Any
                                               Stock  Option  granted  under the
                                               Stock   Option   Plan   which  is
                                               forfeited,  expires or terminates
                                               prior to vesting or exercise will
                                               again  be  available   for  grant
                                               under the Stock Option Plan.

                                               Incentive   Stock   Options   and
                                               nonqualified  Stock  Options  may
                                               not  be  granted  at an  exercise
                                               price  less  than  100%  of  fair
                                               market  value of the Common Stock
                                               on the date of grant.  Each Stock
                                               Option will be exercisable  after
                                               the period or  periods  specified
                                               in the  option  agreement,  which
                                               will   generally  not  exceed  10
                                               years from the date of grant.  No
                                               Stock  Options  have been granted
                                               under the Stock Option Plan.

                                               Litigation

                                               The Company is subject to certain
                                               claims   and  legal   proceedings
                                               arising in the ordinary course of
                                               business.   In  the   opinion  of
                                               management,      the     ultimate
                                               resolution  with  respect to such
                                               action will not materially affect
                                               the  financial  position  of  the
                                               Company.

                                               Employment   and   Noncompetition
                                               Agreements

                                               Concurrent  with the  purchase by
                                               Dobie  Apparel  Group,   Inc.  on
                                               February   18,   1993  (see  Note
                                               1(a)),                    certain
                                               officers/shareholders     entered
                                               into  an  incentive  compensation
                                               agreement      providing      for
                                               additional  compensation equal to
                                               20% of the annual pretax earnings
                                               of the  Company  (as  defined) in
                                               excess  of a  base  amount.  This
                                               agreement  runs  through the 1997
                                               fiscal year.

                                               In addition,  the Company entered
                                               into  noncompete  agreements with
                                               two of the stockholders providing
                                               for    aggregate    payments   of
                                               $337,500, payable in three annual
                                               installments     beginning     in
                                               February 1996 to each of them.

      8.  MAJOR CUSTOMERS                      Substantially    all    of    the
                                               Company's  sales are to retailers
                                               throughout the United States. For
                                               the year ended December 31, 1994,
                                               five customers  accounted for 65%
                                               of the net  sales.  For the  year
                                               ended   January  1,   1994,   one
                                               customer accounted for 37% of the
                                               net sales.


      9.  SHAREHOLDERS' EQUITY                 On October 7, 1993,  the  Company
                                               changed the authorized  number of
                                               shares   of   common   stock   to
                                               10,000,000     and     authorized
                                               2,000,000   shares  of  $.01  par
                                               value    preferred    stock.   No
                                               preferred stock has been issued.


     10.  NONRECURRING                         Nonrecurring    charges   consist
          CHARGES                              primarily  of  costs   associated
                                               with  a  planned  initial  public
                                               offering of the Company's  stock.
                                               The  public   offering  has  been
                                               suspended and,  therefore,  these
                                               costs have been  expensed  in the
                                               year ended January 1, 1994.

                             DOBIE INDUSTRIES, INC.























                                                            FINANCIAL STATEMENTS
                               YEARS ENDED JANUARY 1, 1994 AND DECEMBER 26, 1992

                                                          DOBIE INDUSTRIES, INC.


                                                                        CONTENTS





INDEPENDENT AUDITORS' REPORT                                                   3

FINANCIAL STATEMENTS:
   Balance sheets                                                              4
   Statements of operations                                                    5
   Statements of shareholders' equity                                          6
   Statements of cash flows                                                    7
   Notes to financial statements                                            8-15

INDEPENDENT AUDITORS' REPORT


Dobie Industries, Inc.
New York, New York

We have audited the accompanying balance sheets of Dobie Industries, Inc. as of January 1, 1994 and December 26, 1992, and the related statements of operations, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dobie Industries, Inc. as of January 1, 1994 and December 26, 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ BDO SEIDMAN
Certified Public Accountants

New York, NY
February 11, 1994

                                                          DOBIE INDUSTRIES, INC.


                                                          BALANCE SHEETS
                                                (IN THOUSANDS, EXCEPT PAR VALUE)

- -------------------------------------------------------------------------------------------------
                                                     JANUARY 1, 1994       December 26, 1992
- -------------------------------------------------------------------------------------------------
ASSETS
CURRENT:
   Cash and cash equivalents (Note 1(f))                     $ 1,217                       -
   Receivable from factor (Note 2)                               394                     448
   Inventories (Notes 1(c), 3 and 5)                           5,340                   6,007
   Prepaid income taxes                                          226                       -
   Prepaid expenses and other current assets                     120                      96
- -------------------------------------------------------------------------------------------------
        TOTAL CURRENT ASSETS                                   7,297                   6,551
PROPERTY, PLANT AND EQUIPMENT - NET (NOTES 1(d),
   4 AND 5)                                                      902                     659
OTHER ASSETS                                                      30                      39
- -------------------------------------------------------------------------------------------------
                                                             $ 8,229                 $ 7,249
- -------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                          $ 1,171                 $ 3,380
   Current maturities of long-term debt (Note 5)                 360                     360
   Accrued expenses and other current liabilities              1,490                     928
   Deferred income taxes (Note 6)                              1,100                       -
- -------------------------------------------------------------------------------------------------
        TOTAL CURRENT LIABILITIES                              4,121                   4,668
- -------------------------------------------------------------------------------------------------
LONG-TERM DEBT (NOTE 5)                                          875                   1,235
- -------------------------------------------------------------------------------------------------
DEFERRED CREDIT (NOTE 1(a))                                        -                      91
- -------------------------------------------------------------------------------------------------
COMMITMENTS (NOTE 7)
SHAREHOLDERS' EQUITY (NOTES 1(b) AND 9):
   Common stock, $.01 par value - shares authorized
      10,000; issued and outstanding 2,000 and 500                20                       5
   Additional paid-in capital                                  3,410                     495
   Retained earnings (deficit)                                  (197)                    755
- -------------------------------------------------------------------------------------------------
        TOTAL SHAREHOLDERS' EQUITY                             3,233                   1,255
- -------------------------------------------------------------------------------------------------
                                                             $ 8,229                 $ 7,249
- -------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                                        STATEMENTS OF OPERATIONS
                                                                  (IN THOUSANDS)

- ------------------------------------------------------------------------------------------------
Year ended                                           JANUARY 1, 1994       December 26, 1992
- -------------------------------------------------------------------------------------------------
NET SALES (NOTE 8)                                          $ 48,069                $ 45,815
COST OF GOODS SOLD                                            37,580                  39,795
- -------------------------------------------------------------------------------------------------
        GROSS PROFIT                                          10,489                   6,020
- -------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
   Selling, design, warehouse, general and administrative      8,272                   7,135
   Amortization of excess of fair value of net assets
      acquired over purchase price                               (91)                   (272)
- -------------------------------------------------------------------------------------------------
        TOTAL OPERATING EXPENSES                               8,181                   6,863
- -------------------------------------------------------------------------------------------------
        OPERATING INCOME (LOSS)                                2,308                    (843)
- -------------------------------------------------------------------------------------------------
NONOPERATING CHARGES:
   Interest expense                                              657                   1,006
   Nonrecurring charges (Note 10)                                670                       -
- -------------------------------------------------------------------------------------------------
                                                               1,327                   1,006
- -------------------------------------------------------------------------------------------------
        INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES          981                  (1,849)
- -------------------------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES (NOTE 6):
   Provision for taxes on income                                 403                      22
   Provision for change in tax status                          1,100                       -
- -------------------------------------------------------------------------------------------------
                                                               1,503                      22
- -------------------------------------------------------------------------------------------------
NET LOSS                                                    $   (522)               $ (1,871)
- -------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

- -------------------------------------------------------------------------------



                                                          DOBIE INDUSTRIES, INC.
                                              STATEMENTS OF SHAREHOLDERS' EQUITY
                                                                  (IN THOUSANDS)

Years ended January 1, 1994 and December 26, 1992
- ----------------------------------------------------------------------------------------------------------------------
                                                                  Additional        Retained               Total
                                                     Common          paid-in        earnings       shareholders'
                                                      stock          capital        (deficit)             equity
- ----------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 28, 1991                              $ 5            $ 495          $ 2,626           $ 3,126
Year ended December 26, 1992:
   Net loss                                               -                -           (1,871)           (1,871)
- ----------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 26, 1992                                5              495              755             1,255
Year ended January 1, 1994:
   Sale of common stock (net of expense of
      $500, including $265 paid to a related
      party) (Note 1(a))                                 15            2,485                -             2,500
   Net loss                                               -                -             (522)             (522)
   Transfer of undistributed S corporation
      earnings                                            -              430             (430)                -
- ----------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1994                               $ 20          $ 3,410          $  (197)          $ 3,233
- ----------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                                        STATEMENTS OF CASH FLOWS
                                                                  (IN THOUSANDS)

- -----------------------------------------------------------------------------------------------------------------------------------
Year ended                                                                        JANUARY 1, 1994              December 26, 1992
- -----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                                 $(522)                       $(1,871)
 -----------------------------------------------------------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
        Amortization of excess of fair value of net assets
           acquired over purchase price                                                       (91)                          (272)
        Depreciation and amortization                                                         106                             85
        Amortization of deferred costs                                                          9                             24
        Deferred income taxes                                                               1,100                              -
        Decrease (increase) in:
           Receivable from factor                                                              54                           (222)
           Inventories                                                                        667                          1,406
           Prepaid income taxes                                                              (226)                             -
           Prepaid expenses and other current assets                                          (24)                           199
        Increase (decrease) in:
           Accounts payable                                                                (2,209)                           756
           Accrued expenses and other current liabilities                                     562                            297
- -----------------------------------------------------------------------------------------------------------------------------------
              TOTAL ADJUSTMENTS                                                               (52)                         2,273
- -----------------------------------------------------------------------------------------------------------------------------------
              NET CASH PROVIDED BY (USED IN) OPERATING
                ACTIVITIES                                                                   (574)                           402
- -----------------------------------------------------------------------------------------------------------------------------------
CASH USED IN INVESTING ACTIVITIES:
   Capital expenditures                                                                      (349)                           (73)
- -----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Payment of long-term debt                                                                 (360)                          (360)
   Sale of common stock, net of expenses                                                    2,500                              -
- -----------------------------------------------------------------------------------------------------------------------------------
              NET CASH PROVIDED BY (USED IN) FINANCING
                ACTIVITIES                                                                  2,140                           (360)
- -----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        1,217                            (31)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                    -                             31
- -----------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                    $ 1,217                         $    -
- -----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL  DISCLOSURES  OF CASH FLOW  INFORMATION:
   Cash paid during the year for:
      Interest                                                                             $  657                         $  965
- -----------------------------------------------------------------------------------------------------------------------------------
      Income taxes                                                                         $  610                         $   14
- -----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



     1.  SUMMARY OF                     (a)    Organization and Basis of
         ACCOUNTING POLICIES                   Presentation

                                               A   newly-formed    company   was
                                               incorporated  in the State of New
                                               York on April 8, 1988.  On May 2,
                                               1988,   this   company   acquired
                                               certain     assets    of    Dobie
                                               Originals,  a division of Cluett,
                                               Peabody & Co. Inc. ("Cluett"). On
                                               June  5,   1989,   such   company
                                               changed   its   name   to   Dobie
                                               Industries, Inc. (the "Company").

                                               The acquisition was accounted for
                                               as a purchase  under APB  Opinion
                                               No. 16. The fair market  value of
                                               net assets  acquired in excess of
                                               the purchase  price  ($5,562,000)
                                               reduced   property,   plant   and
                                               equipment   in  the   amount   of
                                               $4,201,000,   with  the   balance
                                               ($1,361,000)   reflected   as   a
                                               deferred  credit,   amortized  to
                                               income over 5 years through April
                                               1993.

                                               On  February  18,   1993,   Dobie
                                               Apparel     Group,     Inc.,    a
                                               newly-formed    holding   company
                                               owned   by   unrelated   parties,
                                               purchased  newly issued shares of
                                               common  stock of the  Company for
                                               $3,000,000.  As a  result  of the
                                               purchase,  Dobie  Apparel  Group,
                                               Inc.  became  a 75%  owner of the
                                               Company.

                                        (b)    Stock Dividend

                                               On October 7, 1993,  the Company
                                               declared  a  stock  dividend  of
                                               2,499  shares  for   each  share
                                               outstanding.  The  effect of the
                                               dividend  has been  reflected in
                                               the   financial  statements  for
                                               all  periods  presented.

                                        (c)    Inventory  Valuation

                                               Inventories  are  valued  at the
                                               lower  of cost  or market.  Cost
                                               is determined  by  the  last-in,
                                               first-out  (LIFO)  method.


                                        (d)    Property,   Plant  and  Equipment

                                               Property, plant and equipment are
                                               stated at cost.  Depreciation and
                                               amortization  are computed on the
                                               straight-line   method  over  the
                                               estimated  useful  lives  of  the
                                               related assets.

                                                          DOBIE INDUSTRIES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS



                                        (e)    Fiscal Year

                                               The    Company     reports    its
                                               operations  on a 52-53 week year,
                                               which   ends   on  the   Saturday
                                               closest to December  31. The year
                                               ended  January 1, 1994  consisted
                                               of  53  weeks.   The  year  ended
                                               December 26, 1992 consisted of 52
                                               weeks.

                                        (f)    Cash Flows Statements

                                               The  Company  considers  cash and
                                               cash   equivalents   to   include
                                               investments   in  highly   liquid
                                               instruments   with  an   original
                                               maturity of three months or less.

                                        (g)    Revenue Recognition

                                               Sales   are    recognized    upon
                                               shipment of products.  Allowances
                                               for    estimated    returns   are
                                               provided   for  when   sales  are
                                               recorded.

                                        (h)    Presentation of Prior Year Data

                                               Certain   reclassifications  have
                                               been made to  conform  prior year
                                               data     with     the     current
                                               presentation.

     2.  RECEIVABLE FROM                 Pursuant to a factoring agreement,  the
         FACTOR                          Company sells  substantially all of its
                                         trade receivables without recourse,  up
                                         to maximum credit limits established by
                                         the  factor for each  account.  Amounts
                                         subject  to  recourse  at  each  fiscal
                                         year-end were not material.

                                         The  factor  has  advanced   funds  and
                                         provided  a  portion  of the  long-term
                                         financing to the Company in  connection
                                         with its  acquisition of certain assets
                                         of Cluett (see Note 1(a)).  Interest is
                                         charged on such advances at the rate of
                                         prime   plus   1.5%  per   annum.   The
                                         agreement   also   provides   for   the
                                         assignment    to   the    factor,    as
                                         collateral,   certain   assets  of  the
                                         Company (see Note 5).

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



     3.  INVENTORIES                    Inventories consist of the following:

                                                      JANUARY 1,        December 26,
                                                         1994               1992
- ----------------------------------------------------------------------------------------
                                                                 (in thousands)
Raw materials                                                $2,076             $1,921
Work-in-process                                                 864              2,017
Finished goods                                                2,400              2,069
- ----------------------------------------------------------------------------------------
                                                             $5,340             $6,007
- ----------------------------------------------------------------------------------------

                                        There   would  be  no   effect   on  the
                                        financial  statements  in  either of the
                                        years  presented  if  inventories   were
                                        valued at first-in, first-out (FIFO) instead of LIFO.

     4.  PROPERTY, PLANT AND            Major  classes of  property,  plant and
         EQUIPMENT                      equipment  consist  of  the  following:


                                                          JANUARY 1,        December 26,
                                                             1994               1992
- ----------------------------------------------------------------------------------------
                                                                 (in thousands)
Land, buildings and improvements                             $  278              $121
Machinery and equipment                                         931               740
- ----------------------------------------------------------------------------------------
                                                              1,209               861
Less:   Accumulated depreciation and
           amortization                                         307               202
- ----------------------------------------------------------------------------------------
                                                             $  902              $659
- ----------------------------------------------------------------------------------------


                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



     5.  LONG-TERM DEBT                Long-term debt consists of the following:


                                                           JANUARY 1,        December 26,
                                                              1994               1992
- ----------------------------------------------------------------------------------------
                                                                  (in thousands)
Note payable, factor                                         $1,235             $1,595
Less:   Current maturities                                      360                360
- ----------------------------------------------------------------------------------------
                                                             $  875             $1,235
- ----------------------------------------------------------------------------------------

                                         The  Company's  term loan is payable in
                                         equal monthly principal installments of
                                         $30,000,   with  a  final   payment  of
                                         $455,000 in March 1996.  The loan bears
                                         interest  at  2%  above  prime  and  is
                                         payable monthly.  The agreement,  among
                                         other  things,  requires the Company to
                                         maintain   minimum  levels  of  working
                                         capital    and   net   worth   and   is
                                         collateralized  by  all  the  property,
                                         plant and  equipment,  a first  lien of
                                         $3,000,000 on the  Company's  inventory
                                         and  an   assignment  of  certain  life
                                         insurance policies.

     6.  INCOME TAXES                    Prior to the  investment in the Company
                                         by  Dobie  Apparel  Group,   Inc.,  the
                                         Company  elected  to be  taxed  as an S
                                         corporation,  whereby the  shareholders
                                         were  required to report the  Company's
                                         taxable   income   or  loss  in   their
                                         personal income tax returns.  State and
                                         local income  taxes have been  provided
                                         for during the  periods the Company was
                                         an S corporation where applicable.

                                         As a result of the  investment by Dobie
                                         Apparel Group,  Inc., the S corporation
                                         status was  terminated  and the Company
                                         is  required  to  file   corporate  tax
                                         returns as a C corporation. Due to this
                                         change  in  tax  status,   the  Company
                                         provided  for a  current  deferred  tax
                                         liability   as  of  February  18,  1993
                                         resulting from differences  between the
                                         tax  and  book  bases  of  inventories.
                                         Deferred  tax  assets   resulting  from
                                         temporary  differences  have been fully
                                         offset by a valuation allowance.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



                                         Effective   December  27,   1992,   the
                                         Company adopted  Statement of Financial
                                         Accounting  Standards ("SFAS") No. 109,
                                         "Accounting for Income Taxes." SFAS No.
                                         109 requires a change from the deferred
                                         method  to  the  asset  and   liability
                                         method of accounting  for income taxes.
                                         The Company has  retroactively  applied
                                         SFAS  No.  109  to  the  prior   period
                                         presented.    Under   the   asset   and
                                         liability method, deferred income taxes
                                         are recognized for the tax consequences
                                         of "temporary  differences" by applying
                                         enacted  statutory tax rates applicable
                                         to future years to differences  between
                                         the   financial    statement   carrying
                                         amounts  and the tax bases of  existing
                                         assets and liabilities.  Under SFAS No.
                                         109, the effect on deferred  taxes of a
                                         change  in tax rates is  recognized  in
                                         income in the period that  includes the
                                         enactment  date.   Under  the  deferred
                                         method,  deferred  taxes  resulted from
                                         timing  differences  between  financial
                                         reporting and tax purposes.

                                         The following  summarizes the provision
                                         for income taxes:

                                                           JANUARY 1,        December 26,
Year ended                                                    1994               1992
- ----------------------------------------------------------------------------------------
                                                                   (in thousands)
Current provision for income taxes:-----------------------------------------------------

      Federal                                                  $338                $ -
      State and local                                            65                 22
- ----------------------------------------------------------------------------------------
        Provision for income taxes                             $403                $22
- ----------------------------------------------------------------------------------------


                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



                                         Deferred   income   taxes  result  from
                                         temporary  differences  which  are  the
                                         result  of  provisions  of the tax laws
                                         that either  require or permit  certain
                                         items  of  income  or   expense  to  be
                                         reported  for tax purposes in different
                                         periods  than  they  are  reported  for
                                         financial reporting. The following is a
                                         summary  of  the   Company's   deferred
                                         income taxes as of January 1, 1994:

- -------------------------------------------------------------------------------
Deferred tax asset:                                              (in thousands)
   Depreciation                                                     $ 231
   Accrued vacation pay                                                85
   Valuation allowance                                               (316)
- -------------------------------------------------------------------------------
        Net deferred tax asset                                          -
Deferred tax liability:
   Inventory                                                         1,100
- -------------------------------------------------------------------------------
        Net deferred income taxes                                   $1,100
- -------------------------------------------------------------------------------


                                         The  Company's  deferred tax  liability
                                         relates to an inventory  tax basis LIFO
                                         reserve  (approximately  $3,000,000  at
                                         January  1, 1994)  attributable  to its
                                         bargain  purchase of the Cluett  assets
                                         on May 2, 1988 (see Note 1(a)).

      7.  COMMITMENTS                    Leases

                                         Total minimum annual rental commitments
                                         primarily    for   office,    showroom,
                                         manufacturing and warehouse  facilities
                                         under  all   noncancellable   operating
                                         leases  at   January  1,  1994  are  as
                                         follows:

- -------------------------------------------------------------------------------
                                                                (in thousands)
1994                                                               $  241
1995                                                                  235
1996                                                                  219
1997                                                                  224
1998                                                                  224
Thereafter                                                          1,038
- -------------------------------------------------------------------------------
                                                                   $2,181
- -------------------------------------------------------------------------------

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS


                                         Certain  of  the  leases   provide  for
                                         renewal options and the payment of real
                                         estate taxes and other occupancy costs.

                                         Rent  expense was $508,000 and $814,000
                                         for the years ended January 1, 1994 and
                                         December 26, 1992, respectively.

                                         Royalties

                                         The Company has entered into  licensing
                                         agreements with various licensors which
                                         provide for minimum royalty payments as
                                         follows:

- ----------------------------------------------------------------------------------------
                                                              (in thousands)
1994                                                               $200
1995                                                                138
- ----------------------------------------------------------------------------------------


                                         Several of the  agreements  provide for
                                         additional renewal periods as specified
                                         in the individual  agreements.  Royalty
                                         expense was $1,809,000 and $489,000 for
                                         the  years  ended  January  1, 1994 and
                                         December 26, 1992, respectively.

                                         Stock Option Plan

                                         On  October  5,  1993,   the  Board  of
                                         Directors of the Company  adopted,  and
                                         the  shareholders  approved,  the Stock
                                         Option Plan (the "Stock Option  Plan").
                                         The Stock Option Plan  provides for the
                                         grant of Stock  Options  (each a "Stock
                                         Option")  exercisable  to  purchase  an
                                         aggregate  of  up  to  300,000   common
                                         shares.   The  Stock   Option  Plan  is
                                         designed to provide an incentive to the
                                         officers,  directors  and  certain  key
                                         employees  of  the  Company  by  making
                                         available  to  them an  opportunity  to
                                         acquire a  proprietary  interest  or to
                                         increase their proprietary  interest in
                                         the Company.  Any Stock Option  granted
                                         under the Stock  Option  Plan  which is
                                         forfeited,  expires or terminates prior
                                         to  vesting or  exercise  will again be
                                         available  for  grant  under  the Stock
                                         Option Plan.

                                                          DOBIE INDUSTRIES, INC.


                                                   NOTES TO FINANCIAL STATEMENTS



                                         Incentive     Stock     Options     and
                                         nonqualified  Stock  Options may not be
                                         granted at an exercise  price less than
                                         100% of fair market value of the Common
                                         Stock on the date of grant.  Each Stock
                                         Option  will be  exercisable  after the
                                         period  or  periods  specified  in  the
                                         option agreement,  which will generally
                                         not  exceed  10 years  from the date of
                                         grant.   No  Stock  Options  have  been
                                         granted  under the Stock  Option  Plan.

                                         Employment      and      Noncompetition
                                         Agreements

                                         Concurrent  with the  purchase by Dobie
                                         Apparel  Group,  Inc. on  February  18,
                                         1993    (see    Note    1(a)),    three
                                         officers/shareholders  entered  into an
                                         incentive     compensation    agreement
                                         providing for  additional  compensation
                                         equal  to  20%  of  the  annual  pretax
                                         earnings of the Company (as defined) in
                                         excess of a base amount. This agreement
                                         runs through the 1997 fiscal  year.

                                         In addition,  the Company  entered into
                                         noncompete  agreements  with two of the
                                         officers/stockholders  discussed  above
                                         providing  for  aggregate  payments  of
                                         $337,500,   payable  in  three   annual
                                         installments beginning in February 1996
                                         to each of them.

     8.   MAJOR CUSTOMERS                Substantially   all  of  the  Company's
                                         sales are to retailers  throughout  the
                                         United  States.   For  the  year  ended
                                         January 1, 1994, one customer accounted
                                         for 37% of the net sales.  For the year
                                         ended December 26, 1992, four customers
                                         accounted for 70% of the net sales.

     9.  SHAREHOLDERS' EQUITY            On October 7, 1993, the Company changed
                                         the  authorized  number  of  shares  of
                                         common   stock   to   10,000,000    and
                                         authorized 2,000,000 shares of $.01 par
                                         value  preferred  stock.  No  preferred
                                         stock has been issued.

    10.  NONRECURRING                    Nonrecurring  charges consist primarily
         CHARGES                         of  costs  associated  with  a  planned
                                         initial   public    offering   of   the
                                         Company's  stock.  The public  offering
                                         has  been  suspended  and,   therefore,
                                         these  costs have been  expensed in the
                                         year ended January 1, 1994.

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

     The accompanying unaudited pro forma consolidated condensed financial information is presented to illustrate the effects of certain adjustments to the historical financial statements of Andover Togs, Inc.(the "Company") and Dobie Industries, Inc. ("Dobie") that would result from the acquisition of Dobie and is presented as if the acquisition had occurred on the first day of the earliest period presented in the Pro Forma Consolidated Condensed Operating Data and on the last day of the current fiscal year for the Pro Forma Consolidated Condensed Balance Sheet Data.

     The unaudited pro forma consolidated condensed financial data should be read in conjunction with the notes thereto appearing elsewhere herein and also in conjunction with the respective historical financial statements and notes thereto of the Company, incorporated by reference herein and of Dobie appearing elsewhere herein.

     The unaudited pro forma consolidated condensed financial data is presented for informational purposes only and does not purport to represent the actual results and financial position had the proposed acquisition occurred on the dates described above, nor is it necessarily indicative of the future operating results or financial position of the Company after the acquisition.

     The acquisition will be accounted for using the purchase method of accounting. The pro forma adjustments reflected in the Pro Forma Consolidated Condensed Financial Information are based upon information available as of the date hereof, while the actual adjustments will ultimately be based upon appraisals, evaluations and estimates of fair values. Accordingly, there can be no assurance that the actual adjustments will not differ significantly from the pro forma adjustments reflected in the Pro Forma Consolidated Condensed Financial Information.

                                  PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                            (DOLLARS IN THOUSANDS)



                                               Historical
                                        ------------------------------     Assets Not
                                                                           Acquired(1)
                                           Andover           Dobie         -----------                    Pro Forma            Pro
                                        Nov. 30, 1994    Dec. 31, 1994                     Adjusted      Adjustments          Forma
                                        -------------    -------------                     --------      -----------          -----
ASSETS
Current Assets:
 Cash and cash equivalents ..........       $    584       $    299       $   (299)       $    584                          $    584
 Accounts receivable - Net ..........         12,659                                        12,659                            12,659
 Inventories ........................         13,972          4,517           (717)         17,772       $   (100)(2)         17,672
 Other ..............................            472            588           (588)            472                               472
                                            --------       --------       --------        --------       --------           --------
    Total Current Assets ............         27,687          5,404         (1,604)         31,487           (100)            31,387
PROPERTY, PLANT EQUIPMENT-
 NET ................................          8,554            922           (922)          8,554            100 (2)          8,654
OTHER ...............................            639                                           639            500 (2)          1,139
                                            --------       --------       --------        --------       --------           --------
    TOTAL ...........................       $ 36,880       $  6,326       $ (2,526)       $ 40,680       $    500           $ 41,180
                                            --------       --------       --------        --------       --------           --------
                                            --------       --------       --------        --------       --------           --------

LIABILITIES AND STOCKHOLDERS                                             Liabilities
EQUITY                                                                       Not
                                                                          Assumed(1)
                                                                         ------------
CURRENT LIABILITIES:
 Notes payable ......................      $   2,400      $     875      $    (875)      $   2,400       $ 3,800 (3)        $  6,200
 Accounts payable, accrued
  expenses and other
   current liabilities ..............          7,681          5,130         (5,130)          7,681           225 (4)           7,906
Current portion of long-
  term debt and obliga-
   tions under capital
    leases ..........................          1,520                                         1,520                             1,520
                                           ---------      ---------      ---------       ---------      ---------           --------
    Total Current Liabilities .......         11,601          6,005         (6,005)         11,601         4,025              15,626

LONG-TERM DEBT AND OBLIGA-
TIONS UNDER CAPITAL LEASES ..........          5,238                                         5,238                             5,238
OTHER ...............................          1,086                                         1,086                             1,086
                                           ---------      ---------      ---------       ---------      ---------           --------
    Total Liabilities ...............         17,925          6,005         (6,005)         17,925          4,025             21,950
                                           ---------      ---------      ---------       ---------      ---------           --------
                                                                                                           (3,800)(5)
STOCKHOLDER EQUITY ..................         18,955            321          3,479          22,755            275 (6)         19,230
                                           ---------      ---------      ---------       ---------      ---------           --------
    TOTAL ...........................      $  36,880      $   6,326      $  (2,526)      $  40,680      $     500            $41,180
                                           ---------      ---------      ---------       ---------      ---------           --------
                                           ---------      ---------      ---------       ---------      ---------           --------



               PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
                 (Dollars in Thousands, Except Per Share Data)


                                         Historical
                              -----------------------------
                                 Andover         Dobie
                               Year Ended      Year Ended       Pro Forma
                              Nov. 30, 1994   Dec. 31, 1994     Adjustments      Pro Forma
                              -------------   -------------     -----------      ---------
NET SALES ..............      $   73,767      $   32,856       $   (4,706)(7)    $ 101,917

                                                                   (1,289)(8)
COST OF GOODS SOLD .....          60,138          30,471           (4,455)(7)       84,865
                              ----------      ----------       ----------       ----------
GROSS PROFIT ...........          13,629           2,385            1,038           17,052

                                                                     (549)(7)
                                                                   (2,706)(9)
SELLING GENERAL AND                                                     5 (10)
ADMINISTRATIVE EXPENSES.          12,481           6,019               33 (11)      15,283
                              ----------      ----------       ----------       ----------
OPERATING INCOME .......           1,148          (3,634)           4,255            1,769
                                                                     (498)(12)
INTEREST EXPENSE .......           1,006             713              300 (13)       1,521
                              ----------      ----------       ----------       ----------
INCOME BEFORE INCOME TAX
PROVISION ..............             142          (4,347)           4,453              248

INCOME TAX PROVISION ...              17          (1,435)           1,517 (14)          99
                              ----------      ----------       ----------       ----------

NET INCOME .............      $      125      $   (2,912)      $    2,936       $      149
                              ==========      ==========       ==========       ==========
PER SHARE INFORMATION ..                                                              $.03
                                                                                      ====
WEIGHTED AVERAGE SHARES.                                                             4,458
                                                                                ==========



                          NOTES TO UNAUDITED PRO FORMA
                  CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


     On February 27, 1995, the Company acquired the inventory, trade names, customer orders and certain machinery and equipment of Dobie Industries, Inc. ("Dobie"), a manufacturer of children's and ladies apparel. The acquisition did not include Dobie's licensed products or owned facilities. The purchase price was approximately $3,800,000 in cash, subject to final adjustments; 100,000 shares of the Company's common stock, valued at $275,000; and a warrant to purchase 50,000 additional shares of stock at $2.50 per share. The cash portion of the purchase price was obtained by utilizing the Company's existing line of credit.

     Under certain conditions the holders of the 100,000 shares have the right to require the Company to purchase the 100,000 shares at $5.00 per share at the expiration of five years. Additionally, the purchase price includes contingent payments of up to $4,000,000 over the next five years based on the Company's consolidated future operations.


     (1) To eliminate Dobie assets not acquired and liabilities not assumed.

     (2) To adjust assets acquired to estimated fair value and to allocate the excess of the purchase price over the fair value of assets acquired to cost in excess of assets acquired.

     (3) To reflect the borrowings under existing line of credit.

     (4) To accrue estimated acquisition costs.

     (5) To eliminate pre-acquisition equity.

     (6) To reflect issuance of 100,000 common shares of Andover common stock at fair market value.

     (7) To eliminate net sales, cost of goods sold, and royalty expense related to Dobie's licensed products that was not acquired.

     (8) To eliminate costs and expenses relating to Dobie owned facilities not acquired by the Company.


             Payroll and related fringes                        $    860,000
             Insurance - real and personal property                  164,000
             Computer data lines                                      82,000
             Maintenance - building, machinery and equipment          68,000
             Depreciation - building, machinery and equipment         18,000
             Other                                                    97,000
                                                                ------------
                                                                 $ 1,289,000
                                                                ------------
                                                                ------------


     (9) To reflect the elimination of certain duplicate operating costs which Andover's management has specifically identified will be eliminated after the acquisition. The Company did not assume the lease for Dobie's executive office and showroom, nor did it acquire Dobie's owned cutting, sewing and distribution facilities.



             Payroll and related fringes            $1,536,000
             Distribution center costs                 354,000
             Rent                                      208,000
             Factoring charges                         230,000
             Outside computer services                 122,000
             Professional fees                         100,000
             Other                                     156,000
                                                   -----------
                                                    $2,706,000
                                                   -----------
                                                   -----------


     (10) To reflect depreciation expense on assets adjusted to fair value over 10 years.

     (11) To reflect amortization on cost in excess of assets acquired over 15 years.

     (12) To eliminate interest expense related to repaid debt and interest rates in excess of Andover's rates.

     (13) To reflect interest expense on $3.8 million of borrowings at the Company's 1994 weighted average interest rate.

     (14) To reflect income taxes based on the Company's effective tax rate.

                               INDEX TO EXHIBITS

EXHIBIT  DESCRIPTION                                                                     PAGE

  2(a)            Asset Purchase  Agreement  dated February 14, 1995 among Dobie
                  Industries,  Inc., Dobie Apparel Group, Inc. and Andover Togs,
                  Inc., incorporated by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the fiscal year ended
                  November 30, 1994 (the "1994 10-K").

  4(a) Common Stock Purchase Warrant, dated February 27, 1995, issued to Dobie Industries, Inc. in respect of 50,000 shares of Common Stock, incorporated by reference to Exhibit 4(d) to the 1994 10-K.

  4(b) Registration Rights Agreement, dated February 27, 1995, between Andover Togs, Inc. and Dobie Industries, Inc., incorporated by reference to Exhibit 4(c) to the 1994 10-K.

  *23            Consent of BDO Seidman


- --------
*       filed herewith.